STATEMENT OF
ADDITIONAL INFORMATION

March 1, 2009, As Revised August 17, 2009

The Alger
Institutional Funds

Class I | Class R

The Alger Institutional Funds (the “Trust”) is a Massachusetts business trust, registered with the Securities and Exchange Commission (the “SEC”) as an investment company, that presently offers shares of two classes in the following four Funds (the “Funds”). Each Fund has distinct investment strategies and policies and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The Funds are:

• Alger Capital Appreciation Institutional Fund

• Alger LargeCap Growth Institutional Fund

• Alger MidCap Growth Institutional Fund

• Alger SmallCap Growth Institutional Fund

The Funds are investment vehicles for institutional investors, such as corporations, foundations, and trusts managing various types of employee benefit plans, as well as charitable, religious and educational institutions. Typical institutional investors include banks, insurance companies, broker-dealers, investment advisers, investment companies, qualified pension and profit-sharing plans, non-qualified deferred compensation plans, and trusts funding charitable, religious and educational institutions.

The Trust’s financial statements for the year ended October 31, 2008 are contained in its annual report to shareholders and are incorporated by reference into this Statement of Additional Information.

A prospectus for both classes of shares of the Funds dated March 1, 2009, as revised July 1, 2009, which provides the basic information investors should know before investing, may be obtained without charge by writing the Funds c/o Boston Financial Data Services, Inc., Attn: The Alger Institutional Funds, P.O. Box 8480, Boston MA 02266-8480, or calling (800) 992-3362, or at the Funds’ website at http://www.alger.com. This Statement of Additional Information, which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Funds, and should be read in conjunction with the Prospectus. Unless otherwise noted, terms used in this Statement of Additional Information have the same meaning as assigned to them in the Prospectus.

CONTENTS

The Funds	2

Investment Strategies and Policies	3

Net Asset Value	14

Purchases and Redemptions	14

Expenses	15

Management	16

Code of Ethics	21

Dividends and Distributions	21

Taxes	22

Custodian	22

Transfer Agent	22

Certain Shareholders	22

Organization	24

Proxy Voting Policies and Procedures	25

In General	26

Financial Statements	27

THE FUNDS

In General

The Trust is a registered diversified, open-end management investment company that offers a selection of four Funds.

Set forth below is information that may be of assistance in selecting a Fund suitable for a particular investor’s needs. Further assistance in the investment process is available by calling (800) 992-3362. Available at this number will be licensed, registered representatives who are knowledgeable about the Trust and each of the Funds. There is no charge for making this call.

Each of the Funds, like all other investments, can provide two types of return: income return and capital return. Income return is the income received from an investment, such as interest on bonds and money market instruments and dividends from common and preferred stocks. Capital return is the change in the market value of an investment, such as an increase in the price of a common stock or of shares of a Fund. Total return is the sum of income return and capital return. Thus, if a Fund over a year produces four percent in income return and its shares increase in value by three percent, its total return is seven percent. In general, the more capital return is emphasized over income return in an investment program, the more risk is associated with the program.

Growth funds such as the Funds seek primarily capital return. They invest primarily in common stocks and offer the opportunity of the greatest return over the long term but can be risky since their prices fluctuate with changes in stock market prices. Growth funds that invest in companies with smaller market capitalizations offer potential for significant price gains if the companies are successful, but there is also the risk that the companies will not succeed and the price of the companies’ shares will drop in value. Growth funds that invest in larger, more established companies, generally offer relatively less opportunity for capital return but a greater degree of safety. In addition, if Alger Capital Appreciation Institutional Fund, which is permitted to leverage its investments through borrowing, were to employ this strategy it would offer an opportunity for greater capital appreciation, but would at the same time increase exposure to capital risk.

Investors considering equity investing through the Funds should carefully consider the inherent risks associated with an investment in each Fund. Expectations of future inflation rates should be considered in making investment decisions and even though over the long term stocks may present attractive opportunities, the results of an equity investment managed by a particular management firm may not match those of the market as a whole.

The investment objective of each Fund is long-term capital appreciation. Income is a consideration in the selection of investments but is not an investment objective of these Funds. Each of these Funds seeks to achieve its objective by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The capitalization criteria outlined below for each Fund are not mutually exclusive and a given security may be owned by more than one or all of the Funds.

Alger Capital Appreciation Institutional Fund (“Capital Appreciation Fund”)

Under normal circumstances, the Capital Appreciation Fund invests at least 85% of its net assets plus any borrowings for investment purposes in equity securities of companies of any market capitalization that Fred Alger Management, Inc. (“Alger Management” or the “Manager”), the Funds’ investment manager, believes demonstrate promising growth potential. The Fund will not change this policy without 60 days notice to shareholders. The Fund may also borrow money for the purchase of additional securities. The Fund may borrow only from banks and may not borrow in excess of one-third of the market value of its assets, less liabilities other than such borrowing.

Alger LargeCap Growth Institutional Fund (“LargeCap Growth Fund”)

Under normal circumstances, the LargeCap Growth Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have a market capitalization equal to or greater than the market capitalization of companies included in the Russell 1000 Growth Index, as reported by the index as of the most recent quarter-end. The Russell 1000 Growth Index is designed to track the performance of large-capitalization growth stocks. The Fund will not change this policy without 60 days notice to shareholders.

While the foregoing policy still applies, the Board of Trustees of the Fund has approved further narrowing the Fund’s investment focus within this range. Under normal circumstances, the Fund intends to invest at least 75% of its net assets in equity securities of companies that, at the time of purchase of the securities, have a market capitalization greater than $10 billion. The Fund will no longer purchase securities of companies that, at the time of purchase of the securities, have a market capitalization less than

$4 billion. Additionally, the Fund will generally limit its investments to between 70 — 100 holdings.

Alger MidCap Growth Institutional Fund (“MidCap Growth Fund”)

Under normal circumstances, the MidCap Growth Fund invests at least 80% of its net assets in equity securities of medium-capitalization companies. A medium-capitalization company has a market capitalization within the range of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are designed to track the performance of medium-capitalization companies. The Fund will not change this policy without 60 days notice to shareholders.

Alger SmallCap Growth Institutional Fund (“SmallCap Growth Fund”)

Under normal circumstances, the SmallCap Growth Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have “total market capitalization”-present market value per share multiplied by the total number of shares outstanding-within the range of companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are broad indexes of small-capitalization stocks. The Fund will not change this policy without 60 days notice to shareholders.

All Funds

The Funds may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to increase gain and to hedge against the risk of unfavorable price movements. Capital Appreciation Fund may enter into futures contracts on stock indexes and purchase and sell call and put options on these futures contracts. Capital Appreciation Fund may also borrow money (leverage) for the purchase of additional securities. The Fund may borrow only from banks and may not borrow in excess of one-third of the market value of its total assets, less liabilities other than such borrowing. These practices are deemed to be speculative and may cause the Fund’s net asset value be more volatile than the net asset value of a fund that does not engage in these activities.

INVESTMENT STRATEGIES AND POLICIES

Certain Securities and Investment Techniques

The Prospectus discusses the investment objective of each Fund and the primary strategies to be employed to achieve those objectives. This section contains supplemental information concerning the types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies.

In General

All of the Funds seek to achieve their objective by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Funds will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets, or may be companies providing products or services with a high unit-volume growth rate. In order to afford the Funds the flexibility to take advantage of new opportunities for investments in accordance with their investment objectives and to meet redemptions, they may hold up to 15% of their net assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of their assets) during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives.

Alger Management’s investment strategies utilize the proprietary research of its analyst and portfolio management team to continually assess the markets and sectors it follows for attractive investment opportunities. With respect to stocks in the Funds’ portfolios, one principle of the portfolio strategy at Alger Management is for analysts and portfolio managers to evaluate the return potential vs. risk (downside) in each stock held in a portfolio and compare that to those, and other variables, offered by stocks under coverage within Alger Management’s research team. Portfolio managers, together with investment analysts, at Alger Management continually seek to optimize performance of the Funds’ portfolios by replacing individual stocks, or reducing or increasing their relative weighting in other portfolios, with stocks evaluated as having better appreciation potential, improved reward to risk opportunity, or offer the portfolio diversification or other characteristics determined to be beneficial to achieving the overall portfolio’s objectives. The Funds’ portfolio turnover rates may vary significantly from year to year as a result of the Funds’ investment process.

There is no guarantee that any Fund’s objective will be achieved.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, each Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Each Fund may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Temporary Defensive and Interim Investments

When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Funds can invest in a variety of debt securities for defensive purposes. The Funds can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Funds can buy:

•  high-quality, short-term money market instruments, including those issued by the U.S. Treasury or other government agencies;

•  commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies);

•  short-term debt obligations of corporate issuers, certificates of deposit and bankers’ acceptances of domestic and foreign banks and savings and loan associations; and

•  repurchase areements.

Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate fluctuation than longer-term debt securities.

Bank Obligations

These are certificates of deposit, bankers’ acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.

The Funds will not invest in any debt security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks that do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $250,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, and (ii) in the case of foreign banks, the security is, in the opinion of Alger Management, of an investment quality comparable to other debt securities which may be purchased by the Funds. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Foreign Bank Obligations

Investments by the Funds in foreign bank obligations and obligations of foreign branches of domestic banks present certain risks, including the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might affect adversely the payment of principal and interest on these obligations. In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and record-keeping standards. In view of these risks, Alger Management will carefully evaluate these investments on a case-by-case basis.

Short-Term Corporate Debt Securities

These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

Commercial Paper

These are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

Convertible Securities

Each Fund may invest in convertible securities, which are debt instruments or preferred stocks that make fixed dividend or interest payments and are convertible into common stock. Generally, the market prices of convertible securities tend to reflect price changes in their underlying common stocks, but also tend to respond inversely to changes in interest rates. Convertible securities typically entail less market risk than investments in the common stock of the same issuers; declines in their market prices are typically not as pronounced as those of their underlying common stocks. Like all fixed-income securities, convertible securities are subject to the risk of default on their issuers’ payment obligations.

Variable Rate Master Demand Notes

These are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because these notes are direct lending arrangements between a Fund and an issuer, they are not normally traded. Although no active secondary market may exist for these notes, the Fund may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Alger Management that the same criteria for issuers of commercial paper are met. In addition, when purchasing variable rate master demand notes, Alger Management will consider the earning power, cash flows and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand. In the event an issuer of a variable rate master demand note were to default on its payment obligations, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

U.S. Government Obligations

Each Fund may invest in U.S. Government securities, which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. In addition to U.S. Treasury securities, each Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

U.S. Government Agency Securities

These securities are issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Bank, Farmers Home Administration, Bank for Cooperatives, Federal Intermediate Credit Bank, Federal Financing Bank Farm Credit Bank, the Small Business Administration, Federal Housing Administration and Maritime Administration. Some of these securities are supported by the full faith and credit of the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

Lending of Portfolio Securities

In order to generate income and to offset expenses, each Fund may lend portfolio securities to brokers, dealers and other financial organizations. Loans of securities by a Fund, if and when made, may not exceed 33 1/3 percent of the Fund’s total assets including all collateral on such loans, less liabilities exclusive of the obligation to return such collateral, and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100 percent of the current market value of the loaned securities.

The Funds have the authority to lend securities to brokers, dealers and other financial organizations. The Funds will not lend securities to Alger Management or its affiliates. By lending its securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. Government securities are used as collateral. Each Fund will adhere to the following conditions whenever its securities are lent: (a) the Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (b) the borrower must increase this collateral whenever the market value of the securities including accrued interest exceeds the value of the collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the lent securities and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the lent securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Trust’s Board of Trustees must terminate the loan and regain the right to vote the securities.

A Fund bears a risk of loss in the event that the other party to a stock loan transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with banks, registered broker-dealers and government securities dealers approved by the Board of Trustees. Under the terms of a repurchase agreement, a Fund would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Fund’s holding period. Thus, repurchase agreements may be seen to be loans by the Fund collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period and not necessarily related to the rate of return on the underlying instrument. The value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation including interest. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the agreement. Alger Management, acting under the supervision of the Trust’s Board of Trustees, reviews the creditworthiness of those banks, dealers and clearing corporations with which the Funds enter into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

Warrants and Rights

Each Fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.

Restricted and Illiquid Securities

Each Fund may invest in restricted securities; i.e., securities which are subject to legal or contractual restrictions on their resale. These restrictions might prevent the sale of the securities at a time when a sale would otherwise be desirable. In order to sell securities that are not registered under the federal securities laws it may be necessary for the Fund to bear the expense of registration.

The Funds may invest in restricted securities governed by Rule 144A under the Securities Act of 1933, as amended. Rule 144A under the Securities Act of 1933 is designed to facilitate efficient trading of unregistered securities among institutional investors. The Rule permits the resale to qualified institutions of restricted securities that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted on NASDAQ. In adopting Rule 144A, the Securities and Exchange Commission (the “SEC”) specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the board of trustees (or the fund’s adviser acting subject to the board’s supervision) determines that the securities are in fact liquid. The Trust’s Board of Trustees has delegated its responsibility to Alger Management to determine the liquidity of each restricted security purchased by a Fund pursuant to Rule 144A, subject to the Board’s oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Funds could be adversely affected.

No Fund will invest more than 15% of its net assets in “illiquid” securities, which include restricted securities, securities for which there is no readily available market and repurchase agreements with maturities of greater than seven days; however, restricted securities that are determined by the Board of Trustees to be liquid are not subject to this limitation.

Short Sales

Each Fund may sell securities “short against the box.” While a short sale is the sale of a security the Fund does not own, it is “against the box” if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

Foreign Securities

Each Fund may invest up to 20% of the value of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar-denominated securities of foreign issuers). Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealing between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. It should be noted that there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.

The risks associated with investing in foreign securities are often heightened for investments in emerging markets countries. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. A Fund’s purchase and sale of portfolio securities in certain emerging markets countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the Fund, Alger Management and its affiliates and its clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on a Fund’s performance and may adversely affect the liquidity of the Fund’s investment to the extent that it invests in certain emerging market countries. In addition, some emerging markets countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging markets countries’ currencies may not be internationally traded. Certain of these currencies have experienced volatility relative to the U.S. dollar. If a Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund’s net asset value will be adversely affected. If the Fund hedges the U.S. dollar value of securities it owns denominated in currencies that increase in value, the Fund will not benefit from the hedge it purchased, and will lose the amount it paid for the hedge. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

Each Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, “ADRs”) and Global Depositary Receipts and Global Depositary Shares (collectively, “GDRs”) and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

These securities may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Derivative Transactions

Each Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivative instruments the Funds may use include, but are not limited to, options contracts, futures contracts, and options on futures contracts. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than “traditional” securities would. Alger Management, however, may decide not to employ some or all of these strategies for a Fund and there is no assurance that any derivatives strategy used by the Fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Fund’s performance.

If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. A Fund also could experience losses if its derivatives were poorly correlated with the underlying instruments or the Fund’s other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Each Fund, as permitted, may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before a Fund enters into such transactions or makes any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

Options

Each of the Funds may purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements. The Funds may only buy or sell options that are listed on a national securities exchange.

A call option on a security is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option on a security is a contract that, in return for the premium, gives the holder of the option the right to sell to the writer (seller) the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price during the option period.

A Fund will not sell options that are not covered. A call option written by a Fund on a security is “covered” if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities or other high-grade, short-term obligations in a segregated account. A put option is “covered” if the Fund maintains cash or other high-grade, short-term obligations with a value equal to the exercise price in a segregated account, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If a Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund would realize a profit from a closing transaction if the price of the transaction were less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund would realize a loss from a closing transaction if the price of the transaction were more than the premium received from writing the option or less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the options. If the Fund, as a covered call option writer, were unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expired or it delivered the underlying security upon exercise or otherwise covered the position.

In addition to options on securities, the listed Funds may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase these options unless Alger Management is satisfied with the development, depth and liquidity of the market and Alger Management believes the options can be closed out.

Price movements in a Fund’s securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend, in part, on the ability of Alger Management to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, Alger Management might be forced to liquidate Fund securities to meet settlement obligations.

Although Alger Management will attempt to take appropriate measures to minimize the risks relating to any trading by the Funds in put and call options, there can be no assurance that a Fund will succeed in any option trading program it undertakes.

Stock Index Futures and Options on Stock Index Futures (Capital Appreciation Fund Only)

If a Fund utilizes these investments, it will do so only for hedging, not speculative, purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the net cash amount called for in the contract at a specific future time. Put options on futures might be purchased to protect against declines in the market values of securities occasioned by a decline in stock prices and securities index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver such position.

A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. While incidental to its securities activities, a Fund may use index futures as a substitute for a comparable market position in the underlying securities.

If a Fund uses futures, or options thereon, for hedging, the risk of imperfect correlation will increase as the composition of the Fund varies from the composition of the stock index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, the Fund may, if it uses a hedging strategy, buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities. Such “over hedging” or “under hedging” may adversely affect the Fund’s net investment results if market movements are not as anticipated when the hedge is established.

An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price during the term of the option. A Fund would sell options on stock index futures contracts only as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions could be effected or that there would be correlation between price movements in the options on stock index futures and price movements in the Fund’s securities which were the subject of the hedge. In addition, any purchase by a Fund of such options would be based upon predictions as to anticipated market trends, which could prove to be inaccurate.

A Fund’s use, if any, of stock index futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only, if at all, for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon will require the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on stock index futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

A Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

Borrowing

All of the Funds may borrow for temporary or emergency purposes. In addition, Capital Appreciation Fund may borrow from banks for investment purposes; such borrowing is known as leveraging. The Fund may use up to 33 1/3 percent of its assets for leveraging. The Investment Company Act of 1940, as amended, (the “Act”) requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings less liabilities exclusive of borrowings) of 300% of the amount borrowed. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s securities. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Interfund Loans

The SEC has granted an exemption permitting the Funds advised by Alger Management to participate in an interfund lending program.  This program allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes.  To the extent permitted under its investment restrictions, each Fund may lend uninvested cash in an amount up to 15% of its net assets to other Funds, and each Fund may borrow in an amount up to 10% of its net assets from other Funds.  If a Fund has borrowed from other Funds and has aggregate borrowings from all sources that exceed 10% of the Fund’s total assets, such Fund will secure all of its loans from other Funds. The ability of the Fund to lend cash to or borrow cash from other Funds is subject to certain other terms and conditions.  The Trust’s Board of Trustees is responsible for overseeing the interfund lending program.

Investment Restrictions

The investment restrictions numbered 1 through 12 below have been adopted by the Trust with respect to each of the Funds as fundamental policies. Under the Act, a “fundamental” policy may not be changed without the vote of a “majority of the outstanding voting securities” of the Fund, which is defined in the Act as the lesser of (a) 67% or more of the shares present at a Fund meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares. A fundamental policy affecting a particular Fund may not be changed without the vote of a majority of the outstanding voting securities of the affected Fund. Each Fund’s investment objective is a fundamental policy.

The investment policies adopted by the Trust prohibit each Fund from:

1. Purchasing the securities of any issuer, other than U.S. Government securities, if as a result more than five percent of the value of a Fund’s total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to this limitation.

2. Purchasing more than 10% of the voting securities of any one issuer or more than 10% of the securities of any class of any one issuer. This limitation shall not apply to investments in U.S. Government securities.

3. Selling securities short or purchasing securities on margin, except that the Fund may obtain any short-term credit necessary for the clearance of purchases and sales of securities. These restrictions shall not apply to transactions involving selling securities “short against the box.”

4. Borrowing money, except that all Funds may borrow for temporary or emergency purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of the Fund’s total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed five percent of the value of a Fund’s total assets, the Fund, other than Capital Appreciation Fund, will not make any additional investments. Capital Appreciation Fund may also borrow from banks for investment (leveraging) purposes. Immediately after any such borrowing, the Fund will maintain asset coverage of not less than 300% with respect to all borrowings.

5. Pledging, hypothecating, mortgaging or otherwise encumbering more than 10% of the value of the Fund’s total assets, except in connection with borrowings.

6. Issuing senior securities, except that Capital Appreciation Fund may borrow from banks for investment purposes so long as the Fund maintains the required asset coverage.

7. Underwriting the securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

8. Making loans to others, except through purchasing qualified debt obligations, lending portfolio securities or entering into repurchase agreements.

9. Investing in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.

10. Purchasing any securities that would cause more than 25% of the value of the Fund’s total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities.

11. Investing in commodities except that Capital Appreciation Fund may purchase or sell stock index futures contracts and related options thereon if there- after no more than 5% of its total assets are invested in margin and premiums.

12. Purchasing or selling real estate or real estate limited partnerships, except that the Fund may purchase and sell securities secured by real estate, mortgages or interests therein and securities that are issued by companies that invest or deal in real estate.

Except in the case of the 300% limitation set forth in Investment Restriction No. 4, the percentage limitations contained in the foregoing restrictions apply at the time of the purchase of the securities and a later increase or decrease in percentage resulting from a change in the values of the securities or in the amount of the Fund’s assets will not constitute a violation of the restriction.

Although the fundamental policies of the Fund applicable to Capital Appreciation Fund permit the Fund to trade in options on futures, to enter into futures contracts, to participate in short selling securities, and to employ leveraging—that is, borrowing money to purchase additional securities—the Fund has discontinued the use of any of these investment techniques.

Portfolio Transactions

Decisions to buy and sell securities and other financial instruments for a Fund are made by Alger Management, which also is responsible for placing these transactions, subject to the overall review of the Trust’s Board of Trustees. Although investment requirements for each Fund are reviewed independently from those of the other accounts managed by Alger Management and those of the other Funds, investments of the type the Funds may make may also be made by these other accounts or Funds. When a Fund and one or more other Funds or accounts managed by Alger Management are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Alger Management to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by a Fund or the size of the position obtained or disposed of by a Fund.

Transactions in equity securities are in most cases effected on U.S. stock exchanges or in over-the-counter markets and involve the payment of negotiated brokerage commissions. Where there is no stated commission, as in the case of certain securities traded in the over-the-counter markets, the prices of those securities include undisclosed commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

A Fund’s turnover rate is calculated by dividing the lesser of purchases or sales of securities for the fiscal year by the monthly average of the value of the Portfolio’s securities, with obligations with less than one year to maturity excluded. A 100 percent turnover rate would occur, for example, if all included securities were replaced once during the year.

The Funds will not normally engage in the trading of securities for the purpose of realizing short-term profits, but will adjust their holdings as considered advisable in view of prevailing or anticipated market conditions, and turnover will not be a limiting factor should Alger Management deem it advisable to purchase or sell securities.

In Alger Management’s view, companies are organic entities that continuously undergo changes in response to, among other things, economic, market, environmental, technological, political and managerial factors. Generally, securities will be purchased for capital appreciation and not for short-term trading profits. However, the Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable. Moreover, it is Alger Management’s philosophy to pursue the Funds’ investment objectives by managing these Funds actively, which may result in high portfolio turnover. Increased portfolio turnover will have the effect of increasing a Fund’s brokerage and custodial expenses. To the extent consistent with applicable provisions of the Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Trust’s Board of Trustees has determined that portfolio transactions will generally be executed through Alger Inc. if, in the judgment of Alger Management, the use of Alger Inc. is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, Alger Inc. charges the Fund involved a rate consistent with that which other broker-dealers charge to comparable unaffiliated customers in similar transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Trust except pursuant to exemptive rules or orders adopted by the SEC.

In selecting brokers or dealers to execute portfolio transactions on behalf of a Fund, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, provided to the Fund involved, the other Funds and/or other accounts over which Alger Management or its affiliates exercise investment discretion to the extent permitted by law. Alger Management’s fees under its agreements with the Funds are not reduced by reason of its receiving brokerage and research services. The Board of Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits received by the Funds.

For the fiscal years ended October 31, 2006, 2007, and 2008, the Funds paid commissions in connection with portfolio transactions as follows:

	Broker Commissions for 2006
		Paid to Alger Inc.			Soft Dollar Transactions
	Total Paid by the Fund	Dollar Amount	% of Brokerage Commissions Paid to Alger Inc.	% of Dollar Amount of Transaction Effected through Alger Inc.	Value of Transactions	Commissions
Capital Appreciation Fund	$716,708	$378,403	52.80%	63.84%	$25,757,106	$61,012
LargeCap Fund	606,444	378,136	62.35%	70.22%	35,002,804	57,774
MidCap Fund	7,038,299	3,575,887	50.81%	59.99%	386,556,533	884,079
SmallCap Fund	618,500	203,537	32.91%	40.63%	51,666,419	106,644
	$8,979,951	$4,535,963	50.51%	60.21%	$498,982,862	$1,109,509

	Broker Commissions for 2007
		Paid to Alger Inc.			Soft Dollar Transactions
	Total Paid by the Fund	Dollar Amount	% of Brokerage Commissions Paid to Alger Inc.	% of Dollar Amount of Transaction Effected through Alger Inc.	Value of Transactions	Commissions
Capital Appreciation	$1,225,150	$621,319	50.71%	60.20%	$164,770,180	$205,110
LargeCap	264,722	200,155	75.61%	77.52%	20,552,657	23,171
MidCap	7,176,190	3,891,500	54.23%	59.87%	965,880,114	1,145,921
SmallCap	1,464,532	500,758	34.19%	40.24%	91,534,977	160,136
	$10,130,594	$5,213,730	51.47%	58.45%	$1,242,737,928	$1,534,338

	Broker Commissions for 2008
		Paid to Alger Inc.			Soft Dollar Transactions
	Total Paid by the Fund	Dollar Amount	% of Brokerage Commissions Paid to Alger Inc.	% of Dollar Amount of Transaction Effected through Alger Inc.	Value of Transactions	Commissions
Capital Appreciation	$3,560,886	$1,378,876	38.72%	48.93%	$352,529,995	$391,691
LargeCap	182,998	83,251	45.49%	54.50%	21,029,860	22,935
MidCap	11,349,482	5,126,957	45.17%	55.73%	1,350,286,269	1,634,241
SmallCap	2,092,602	662,384	31.65%	33.59%	226,644,286	387,999
	$17,185,968	$7,251,468	42.19%	32.44%	$1,950,490,410	$2,436,866

Disclosure of Portfolio Holdings

The Trust has ongoing arrangements with the following persons to disclose its portfolio holdings. Neither the Trust nor any other person is directly compensated for such disclosure, although certain persons receiving such disclosure may be investors in one or more Funds and may therefore be subject to fees applicable to all shareholders.

All Star Financial

Bloomberg

Callan Associates

CRA RogersCasey

FactSet

Freedom One Investment Advisors

London Pacific Advisers

NEPC

Pershing LLC

Russell Investment Group

The McGraw-Hill Companies

Thompson Reuters

Watershed Investment Consultants

Watson Wyatt Investment Consulting

Wurts & Associates

Wilshire Associates

NET ASSET VALUE

The net asset value per share of each class is calculated on each day on which the New York Stock Exchange, Inc. (the “NYSE”) is open as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The NYSE is generally open on each Monday through Friday. Net asset value per share of a class of a Fund is computed by dividing the value of the Fund’s net assets attributable to the class by the total number of its shares of that class outstanding. Shares of the two classes may differ in net asset value.

The assets of the Funds are generally valued on the basis of market quotations. Securities for which such information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, securities are valued at a price within the bid and asked price or, in the absence of a recent bid or asked price, the equivalent is obtained from one or more of the major market makers for the securities to be valued.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Funds invest may be traded in markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE (normally 4:00 p.m. Eastern time) may result in adjustments to the closing prices to reflect what the investment manager, pursuant to policies established by the Board of Trustees, believes to be fair values of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

The valuation of money market instruments with maturities of 60 days or less is based on their amortized cost which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

PURCHASES AND REDEMPTIONS

Shares of the Funds are offered by the Trust on a continuous basis and are distributed by Alger Inc. as principal underwriter for the Funds pursuant to a distribution agreement (the “Distribution Agreement”). The Distribution Agreement provides that Alger Inc. accepts orders for shares at net asset value as no sales commission or load is charged. Each of the officers of the Trust and Ms. Alger, a Trustee of the Trust, is an “affiliated person,” as defined in the Act, of the Trust and of Alger Inc.

Purchases and redemptions of shares of a Fund will be effected on days on which the NYSE is open for trading. Such purchases and redemptions of the shares of each Fund are effected at their respective net asset values per share determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on that same day. See “Net Asset Value.” Payment for redemptions will be made by the Trust’s transfer agent on behalf of the Trust and the relevant Funds within seven days after receipt of redemption requests.

The Trust may suspend the right of redemption of shares of any Fund and may postpone payment for any period: (i) during which the NYSE is closed (other than customary weekend and holiday closing) or during which trading on the NYSE is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the shareholders of the Trust; or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of its shares.

Orders received by the Trust or the Trust’s transfer agent are effected on days on which the NYSE is open for trading. For orders received before the close of regular trading on the NYSE, purchases and redemptions of the shares of each Fund are effected at the respective net asset values per share determined as of the close of regular trading on the NYSE on that same day. Orders received after the close of regular trading on the NYSE are effected at the next calculated net asset value. See “Net Asset Value.” All orders for the purchase of shares are subject to acceptance or rejection by the Trust. Payment for redemptions will be made by the Trust’s transfer agent on behalf of the Trust and the relevant Funds within seven days after the request is received. The Trust does not assess any fees, either when it sells or when it redeems its shares.

Investors may exchange stock of companies acceptable to Alger Management for shares of the Funds with a minimum of 100 shares of each company generally being required. The Trust believes such exchange provides a means by which holders of certain securities may invest in the Funds without the expense of selling the securities in the public market. The investor should furnish either in writing or by telephone to Alger Management a list with a full and exact description of all securities proposed for exchange. Alger Management will then notify the investor as to whether the securities are acceptable and, if so, will send a Letter of Transmittal to be completed and signed by the investor. Alger Management has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the Letter of Transmittal to the Custodian of the Trust’s assets. The investor must certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. Upon receipt by the Custodian, the securities will be valued as of the close of business on the day of receipt in the same manner as the Fund’s securities are valued each day. Shares of the Fund having an equal net asset value as of the close of the same day will be registered in the investor’s name.

There is no sales charge on the issuance of shares of the Funds, no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine federal, state and local tax consequences.

Payment for shares tendered for redemption is ordinarily made in cash. However, if the Board of Trustees of the Trust determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund, in lieu of cash, in conformity with applicable rules of the SEC. The Trust has elected to be governed by Rule 18f-1 under the Act, pursuant to which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Trust uses to value its portfolio securities and such valuation will be made as of the time the redemption price is determined.

TELEPHONE EXCHANGES AND REDEMPTIONS

Shares of the Funds can be exchanged or redeemed via telephone under certain circumstances. The Trust and Transfer Agent have reasonable procedures in place to determine that telephone instructions are genuine. They include requesting personal identification and recording calls. If the Trust and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions. For more information on telephone exchanges and redemptions, contact the Transfer Agent.

EXPENSES

Each Fund will bear its own expenses. Operating expenses for each Fund generally consist of all costs not specifically borne by Alger Management, including investment management fees, fees for necessary professional and brokerage services, costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. From time to time, Alger Management in its sole discretion and as it deems appropriate, may assume certain expenses of one or more of the Funds while retaining the ability to be reimbursed by the applicable Fund for such amounts prior to the end of the fiscal year. This will have the effect of lowering the applicable Fund’s overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are assumed or reimbursed, as the case may be.

The Trust may pay Alger Inc., on behalf of each class of each Fund, a shareholder servicing fee computed at an annual rate of up to 0.25% of the average daily net assets allocable to the Class I or Class R Shares, as the case may be, of a Fund, and such fee shall be charged only to that Class. The shareholder servicing fee is used by Alger Inc. to provide compensation for ongoing servicing and/or maintenance of shareholder accounts and to cover an allocable portion of overhead and other Alger Inc. and selected dealer office expenses related to the servicing and/or maintenance of shareholder accounts. Compensation will be paid by Alger Inc. to persons, including Alger Inc. employees, participating retirement plan, and other institutional investors who respond to inquiries of shareholders of the Fund regarding their ownership of shares or their accounts with the Fund or who provide other similar services not otherwise required to be provided by the Fund’s Manager, Transfer Agent or other agent of the Fund.

DISTRIBUTION PLAN

Under a distribution plan (the “Plan”) adopted in accordance with Rule 12b-1 under the Act, each Fund may pay Alger Inc. a fee, at an annual rate of up to 0.50% of the average daily net assets of the Fund allocable to Class R shares of the Fund, primarily for remittance to qualified plan service providers and other financial intermediaries as compensation for distribution assistance and shareholder services with respect to Class R shares. The Plan is a “compensation” type plan and permits the payment at an annual rate of up to 0.50% of the average daily net assets allocable to the Class R shares of a Fund for recordkeeping and administrative services as well as activities that are primarily intended to result in sales of Class R shares of the Fund, including but not limited to preparing, printing and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to investors; compensating selling personnel; responding to inquiries by investors; receiving and answering correspondence; investor-level recordkeeping and administrative services; and similar activities. The Trustees unanimously approved the Plan on December 11, 2002, and it became effective on January 27, 2003. The Plan and any related agreement that is entered into by the Trust in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees and of a majority of the Trustees who are not interested persons (as defined in the Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements (“Independent Trustees”). All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the Independent Trustees, at a meeting called for that purpose. The Plan may not be amended to increase materially the amount to be spent with respect to a Fund without the approval of the Class R shareholders of the Fund. In addition, the Plan may be terminated with respect to any Fund at any time, without penalty, by vote of a majority of the outstanding Class R shares of the Fund or by vote of a majority of the Independent Trustees. During the fiscal year ended October 31, 2008, the Trust paid $894,628 to Alger under the Class R 12b-1 Plan. Alger Inc.’s selling expenses during that period were as follows for the Funds:

The Institutional Funds - Class R Shares	Capital Appreciation	LargeCap Growth	MidCap Growth	SmallCap Growth	Total
Printing and Advertising	$40,950	$6,057	$46,964	$16,855	$110,826
Compensation to Dealers	106,968	18,323	143,001	91,274	359,566
Compensation to Sales Personnel	157,234	20,800	186,209	63,316	427,559
Other Marketing	5,781	704	8,149	2,343	16,976
Total Selling Expenses	$310,933	$45,883	$384,324	$173,788	$914,928

MANAGEMENT

Trustees and Officers of the Trust

The Trust is governed by a Board of Trustees which is responsible for protecting the interests of shareholders under Massachusetts law.

The Board of Trustees has two standing committees: an Audit Committee and a Nominating Committee. The Audit Committee oversees (a) the Trust’s accounting and financial reporting policies and practices and its internal controls and (b) the quality and objectivity of the Trust’s financial statements and the independent audit thereof. The Audit Committee met four times during the Trust’s last fiscal year. Its current members are Lester L. Colbert, Jr., Stephen E. O’Neil and Nathan E. Saint-Amand. The function of the Nominating Committee is to select and nominate all candidates who are not “interested persons” of the Trust for election to the Trust’s Board. The Nominating Committee is composed of all the Independent Trustees, and met once during the Trust’s last fiscal year.

While the Nominating Committee expects to be able to identify a sufficient number of qualified candidates on its own, it will consider nominations from shareholders that are submitted in writing and otherwise pursuant to the provisions of the Nominating Committee Charter.

Name, (Age), Position with Trust and Address(1)	Principal Occupations	Trustee Since	Number of Portfolios in the Alger Fund Complex(3) which are Overseen by Trustee
Interested Trustee(2)

Hilary M. Alger, (47) Trustee	Director of Development, Pennsylvania Ballet since 2004, Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	2003	27

Name, (Age), Position with Trust and Address(1)	Principal Occupations	Trustee Since	Number of Portfolios in the Alger Fund Complex(3) which are Overseen by Trustee
Non-Interested Trustees

Charles F. Baird, Jr. (55) Trustee	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2000	27

Roger P. Cheever (63) Trustee	Associate Vice President for Principal Gifts, and Senior Associate Dean of Development in the Faculty of Arts and Science at Harvard University. Formerly Deputy Director of the Harvard College Fund.	2000	27

Lester L. Colbert, Jr. (75) Trustee	Private investor since 1988; Formerly Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	2000	27

Stephen E. O’Neil (76) Trustee	Attorney; Private investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes to 1998.	1993	27

David Rosenberg (46) Trustee	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	27

Nathan E. Saint-Amand, M.D. (71) Trustee	Medical Doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988. Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1993	27

(1)  The address of each Trustee is c/o Fred Alger Management, Inc., 111 Fifth Avenue, New York, NY 10003.

(2)  Ms. Alger is an “interested person”(as defined in the Act) of the Trust by virtue of her ownership control of Alger Associates, Inc. (“Alger Associates”), which controls Alger Management and its affiliates.

(3)  “Alger Fund Complex” refers to the Trust and the five other registered investment companies managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the Boards of Trustees of the other four registered investment companies in the Alger Fund Complex.

Name, (Age), Position with Trust and Address(1)	Principal Occupations	Officer Since
Officers

Dan C. Chung (46) President	Chief Investment Officer and Director since 2001 and Chief Executive Officer since 2006 of Alger Management; President since 2003 and Director since 2001 of Alger Associates, Inc. (“Associates”). Fred Alger International Advisory S.A. (“International”) (Director since 2003), and Analysts Resources, Inc. (“Resources”). Formerly Trustee of the Trust from 2001 to 2007.	2001

Michael D. Martins (43) Treasurer	Senior Vice President of Alger Management; Assistant Treasurer since 2004. Formerly Vice President, Brown Brothers Harriman & Co. 1997-2004.	2005

Hal Liebes (44) Secretary	Executive Vice President, Chief Legal Officer, Chief Operating Officer, and Secretary of Alger Management; Director since 2006 of Alger Associates, International and Resources. Formerly Chief Compliance Officer 2004-2005, AMVESCAP PLC; U.S. General Counsel 1994-2002 and Global General Counsel 2002-2004, Credit Suisse Asset Management.	2005

Name, (Age), Position with Trust and Address(1)	Principal Occupations	Officer Since

Lisa A. Moss (43) Assistant Secretary	Senior Vice President since 2009 and Vice President and Assistant General Counsel of Alger Management since June 2006. Formerly Director of Merrill Lynch Investment Managers, L.P. from 2005-2006; Assistant General Counsel of AIM Management, Inc. from 1995-2005.	2006

Barry J. Mullen (55) Chief Compliance Officer	Senior Vice President and Director of Compliance of Alger Management since May 2006. Formerly, Director of Officer BlackRock, Inc. from 2004-2006; Vice President of J.P. Morgan Investment Management from 1996-2004.	2006

Anthony S. Caputo (53) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007

Sergio M. Pavone (47) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007

(1)  The address of each officer is c/o Fred Alger Management, Inc., 111 Fifth Avenue, New York, NY 10003.

(2)  Each officer’s term of office is one year. Each officer serves in the same capacity for the other funds in the Alger Fund Complex.

No director, officer or employee of Alger Management or its affiliates receives any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Fund pays each Independent Trustee a fee of $500 for each meeting attended, to a maximum of $2,000 per annum, plus travel expenses incurred for attending the meeting.

The Trust did not offer its Trustees any pension or retirement benefits during or prior to the fiscal year ended October 31, 2008. The following table provides compensation amounts paid to current Independent Trustees of the Trust for the fiscal year ended October 31, 2008.

COMPENSATION TABLE

Name of Person, Position	Aggregate Compensation from the Trust	Total Compensation Paid to Trustees from The Alger Fund Complex
Stephen E. O’Neil	$8,800	$59,400
Nathan E. Saint-Amand	$8,800	$59,400
Charles F. Baird, Jr.	$6,000	$40,000
Roger P. Cheever	$10,614	$64,037
Lester L. Colbert, Jr.	$8,800	$59,400
David Rosenberg	$8,000	$54,000

The following table shows each current Trustee’s beneficial ownership as of December 31, 2008, by dollar range, of equity securities of the Trust and of the funds in the Alger Fund Complex overseen by that Trustee. The ranges are as follows: A = none; B = $1—$10,000; C = $10,001—$50,000; D = $50,001—$100,000; E = $100,001—$250,000; F = $250,001—$500,000; G = over $500,000.

None of the Independent Trustees and none of their immediate family members owns any securities issued by Alger Management, Alger Inc., or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management or Alger Inc. The table reflects Ms. Alger’s beneficial ownership of shares of the Funds, and of all Funds in the Alger Fund Complex overseen by Ms. Alger as a Trustee, that are owned by various entities that may be deemed to be controlled by Ms. Alger.

Name of Trustee	Equity Securities of SmallCap Growth	Equity Securities of MidCap Growth	Equity Securities of LargeCap Growth	Equity Securities of Capital Appreciation	Aggregate Equity Securities of Funds in Alger Fund Complex Overseen by Trustee
Interested Trustee

Hilary M. Alger	A	A	A	A	G

Independent Trustees

Charles F. Baird, Jr.	A	A	A	A	A

Roger P. Cheever	A	A	A	A	E

Lester L. Colbert, Jr.	A	A	A	A	C

Stephen E. O’Neil	A	A	A	A	A

David Rosenberg	A	A	A	A	A

Nathan E. Saint-Amand	A	A	A	A	E

Investment Manager

Alger Management has been in the business of providing investment advisory services since 1964 and, as of December 31, 2008, had approximately $6.1 billion in mutual fund assets under management as well as $2.2 billion in other assets. Alger Management is owned by Alger Associates, a financial services holding company. Alger Associates and, indirectly, Alger Management, is controlled by Hilary M. Alger, Nicole D. Alger and Alexandra D. Alger, each of whom owns 33% of the voting rights of Alger Associates and is a daughter of Mr. Frederick M. Alger, III, the former Chairman of the Board of Alger Management and of the Trust’s Board. Mr. Alger relinquished ownership control of Alger Associates and, indirectly, Alger Management in February 2007.

Alger Management serves as investment adviser to each Fund pursuant to a written agreement (the “Advisory Agreement”) and under the supervision of the Board of Trustees. As Manager, Alger Management makes investment decisions for each Fund and continuously reviews its investment program. Alger Management also serves as Administrator to the Funds and is responsible for the overall administration of the Funds pursuant to a written agreement (the “Administration Agreement”).

It is anticipated that Alger Inc., an affiliate of Alger Management, will serve as the Trust’s broker in effecting most of the Funds’ transactions on securities exchanges and will retain commissions in accordance with certain regulations of the SEC. In addition, Alger Management employs professional securities analysts who provide research services exclusively to the Funds and other accounts for which Alger Management or its affiliates serve as investment adviser or subadviser. Alger Management bears all expenses in connection with the performance of its services under the Advisory Agreement and the Administration Agreement.

As compensation for its services, the Trust has agreed to pay the Manager an investment advisory fee, accrued daily and payable monthly, at the annual rates set forth below as a percentage of the average daily net asset value of the relevant Fund:

Fund	Annual Advisory Fee as Percentage of Average Net Assets
Capital Appreciation Fund	.81%
LargeCap Growth Fund	.71%
MidCap Growth Fund	.76%
SmallCap Growth Fund	.81%

For the fiscal years ended October 31, 2006, October 31, 2007 and October 31, 2008, Alger Management earned under the terms of the Advisory Agreement $1,291,980, $2,330,664, and $5,082,452, respectively, in respect of Capital Appreciation Fund; $760,483, $471,905, and $377,546, respectively, in respect of LargeCap Growth Fund; $10,511,251, $11,804,693, and $12,844,306, respectively, in respect of MidCap Growth Fund; and $1,186,483, $4,878,481, and $7,167,550, respectively, in respect of SmallCap Fund.

Pursuant to a separate administration agreement between the Trust, on behalf of the Funds, and Alger Management (the “Administration Agreement”), Alger Management also provides administrative services to the Funds, including, but not limited to: providing office space, telephone, office equipment and supplies; authorizing expenditures and approving bills for payment on behalf of the Funds; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of each Fund’s investment portfolio and the publication of the net asset value of each Fund’s shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Funds, including the Funds’ Custodian, Transfer

Agent and printers; providing trading desk facilities for the Funds; and supervising compliance by the Funds with recordkeeping and periodic reporting requirements under the Act.

Alger Management’s administrative fee is .0275% of average daily net assets, and pursuant to an Accounting Agency Agreement between Brown Brothers Harriman & Co. (“BBH”) and the Funds, for a fee of 0.014% of the Funds’ average daily net assets for the first $5 billion in assets and 0.0125% for assets over $5 billion, BBH will provide accounting and bookkeeping services and calculation of the net asset value of the Funds’ shares.

During the fiscal year ended October 31, 2008, Alger Management earned under the terms of the Administration Agreement, $201,769, in respect of the Capital Appreciation Fund; $17,254, in respect of the LargeCap Growth Fund; $552,717, in respect of the MidCap Growth Fund; $284,553, in respect of the SmallCap Growth Fund.

Description of Portfolio Manager Compensation Structure

An Alger portfolio manager’s compensation generally consists of salary and an annual bonus. In addition, portfolio managers are eligible for standard health and retirement benefits available to all Alger employees, including a 401(k) plan sponsored by Alger. A portfolio manager’s base salary is typically a function of the portfolio manager’s experience (with consideration given to type, investment style and size of investment portfolios previously managed), performance of his job responsibilities, and financial services industry peer comparisons. Base salary is generally a fixed amount that is subject to an annual review. The annual bonus is variable from year to year, and considers various factors, including:

•  the firm’s overall financial results and profitability;

•  the firm’s overall investment management performance;

•  current year’s and prior years’ pre-tax investment performance (both relative and absolute) of the portfolios for which the individual is responsible; and

•  the individual’s leadership contribution within the firm.

Other Accounts Managed by Portfolio Managers

The numbers and assets (1,000,000s) of other accounts managed by the portfolio managers of the Funds as of December 31, 2008 are as follows. No account’s advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Dan C. Chung	12	($1,642.7)	4	($34.3)	17	($618.7)
Jill Greenwald	7	($1,544.4)	1	($10.1)	18	($644.5)
Patrick Kelly	4	($1,078.4)	2	($415.4)	19	($507.5)
Andrew Silverberg	5	($697.5)	1	($10.1)	—

Securities Owned by Portfolio Managers

The following table shows each current portfolio manager’s beneficial ownership as of December 31, 2008, by dollar range, in the shares of the Fund(s) that he or she manages. The ranges are as follows: A = none; B = $1—$10,000; C = $10,001—$50,000; D = $50,001—$100,000; E = $100,001—$250,000; F = $250,001—$500,000; G = $500,001—$1,000,000; H = over $1,000,000.

Portfolio Manager	Fund	Range
Dan C. Chung	LargeCap Growth MidCap Growth	D A

Jill Greenwald	SmallCap Growth	C

Patrick Kelly	Capital Appreciation	E

Andrew Silverberg	LargeCap Growth	A

Potential Conflicts of Interest

To seek to ensure that all clients are treated equitably, the Manager has adopted policies and procedures that address the allocation of investment opportunities and execution of portfolio transactions, as well as personal trading by its employees. Nevertheless, the portfolio managers are generally responsible for managing several accounts for several clients. In addition to Alger mutual funds, these other accounts may include separate accounts, mutual funds sub-advised by Alger, and other investment vehicles. Moreover, the size of these accounts can vary significantly from the size of the Funds. Potential conflicts of interest exist when a portfolio manager has responsibility and makes investment decisions involving such accounts. While investment decisions for accounts are made with consideration of their respective investment objectives and constraints, availability of cash for investment, current holdings and size of investment positions, it is therefore possible that a particular security may be bought or sold for only one account, or in different amounts and at different times for different accounts. To address this conflict, the Manager has developed trade allocation policies and procedures designed to avoid action that would result in intentional an improper advantage or disadvantage to any one account managed by Alger. Accordingly, transactions are generally allocated among accounts in a manner believed by Alger to be most equitable to each account, generally using a pro-rata allocation methodology. Exceptions to pro-rata allocation are made to recognize the investment needs and particular restrictions of each individual account, including but not limited to consideration of issuer concentration, industry exposure, asset class exposure, credit exposure, available cash, desire to eliminate and/or not establish de minimis positions, and to accounts with specialized investment policies and objectives.

The Manager, and the Funds’ portfolio managers, furnish advisory services to numerous clients in addition to the Funds, and the Manager may, consistent with applicable law, make investment decisions for other clients (including accounts which have potentially higher fees paid to the Manager or in which portfolio managers have personal investments) that may be the same as or different from those made for the Funds. In addition, the Manager and its affiliates, including Alger Inc., may or may not have an interest in the securities whose purchase and sale the Manager recommends to the Funds. Actions with respect to securities of the same kind may be the same as or different from the action which the Manager or any of its affiliates may take with respect to the same securities.

Distributor

From time to time Alger Inc., at its expense from its own resources, may compensate brokers, dealers, investment advisers or others (“financial intermediaries”) who are instrumental in effecting investments by their clients or customers in the Trust, in an amount up to 1% of those investments. Alger Inc. may also from time to time, at its expense from its own resources, make payments to other financial intermediaries that provide shareholder servicing or transaction processing with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transaction processing and transmission charges). Payments under other these arrangements may vary but generally will exceed 0.50% annually of Trust assets or 0.50% annually of Trust sales attributable to that financial intermediary. Alger Inc. determines whether to make additional cash payments and the amount of any payments in response to requests from financial intermediaries, based on factors Alger Inc. deems relevant Factors considered by Alger, Inc. generally include financial intermediary’s reputation, ability to attract retain assets for the Trust, expertise in distributing a particular class of shares of the Trust, entry into target markets, and/or quality of service.

Financial intermediaries with whom Alger Inc. has its most significant arrangements to make additional cash compensation payments are ADP, Charles Schwab, Citigroup/SmithBarney, Fidelity, First Trust, GWFS, MML Investors Services, Merrill Lynch, Morgan Stanley, National Financial Services, New York State Deferred Compensation, New York Life, OneAmerica, Pershing, Princeton Retirement Group, Prudential, Raymond James, Sungard, UBS and Wachovia. In addition, Alger, Inc. may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of Alger Inc. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of a Fund or the amount of proceeds received by a Fund on the sale of shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP serves as independent registered public accounting firm for the Funds.

CODE OF ETHICS

Alger Management personnel (“Access Persons”) are permitted to engage in personal securities transactions, including transactions in securities that may be purchased or held by the Trust, subject to the restrictions and procedures of the Trust’s Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must preclear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can obtain a copy of the Trust’s Code of Ethics by calling the Trust toll-free at (800) 992-3362.

DIVIDENDS AND DISTRIBUTIONS

Each class will be treated separately in determining the amounts of dividends of net investment income and distributions of capital gains payable to holders of its shares. Dividends and distributions will be automatically reinvested on the payment date for each shareholder’s account in additional shares of the class that paid the dividend or distribution at net asset value unless the shareholder has elected in writing to have all dividends and distributions paid in cash. Dividends will be declared and paid annually. Distributions of any net realized capital gains earned by a Fund usually will be made annually after the close of the fiscal year in which the gains are earned.

The classes of a Fund may have different dividend and distribution rates. Class I dividends generally will be greater than those of Class R due to the higher expenses borne by Class R shares. However, dividends paid to each class of shares in a Fund will be declared and paid at the same time and will be determined in the same manner as those paid to the other class.

TAXES

The following is a summary of selected federal income tax considerations that may affect the Trust and its shareholders. The summary is not intended to substitute for individual tax advice and investors are urged to consult their own tax advisers as to the federal, state and local tax consequences of investing in the Funds.

Each Fund will be treated as a separate taxpayer with the result that, for federal income tax purposes, the amounts of net investment income and capital gains earned will be determined on a Fund-by-Fund (rather than on a Trust-wide) basis.

Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If qualified as a regulated investment company, a Fund will pay no federal income taxes on its investment company taxable income (that is, taxable income other than net realized long-term capital gains) and its net realized long-term capital gains that are distributed to shareholders. To qualify under Subchapter M, a Fund must, among other things: (1) distribute to its shareholders at least 90% of its taxable net investment income and net realized short-term capital gains; (2) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to the Fund’s business of investing in securities; and (3) diversify its holdings so that, at the end of each fiscal quarter of the Fund (a) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. Government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Fund’s assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, a Fund may be restricted in the utilization of certain of the investment techniques described above and in the Prospectus.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. Plan participants should consult their plan sponsors or tax advisers regarding the tax consequences of participation in the plan or of any plan contributions or withdrawals.

CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as custodian of the Trust’s assets pursuant to a custodian agreement.

TRANSFER AGENT

State Street Bank and Trust Company serves as transfer agent for the Trust pursuant to a transfer agency agreement, with transfer agent services provided by State Street’s affiliate, Boston Financial Data Services, Inc. (“Boston Financial”).

Under the transfer agency agreement, Boston Financial processes purchases and redemptions of shares of the Funds, maintains the shareholder account records for each Fund, handles certain communications between shareholders and the Trust and distributes any dividends and distributions payable by the Trust. The Trust and Alger Inc. (or its affiliates) may enter into an agreement for recordkeeping services. Similarly, the Trust, Alger Inc. (or its affiliates) and non-affiliated third-party service providers may enter into agreements for record keeping services.

Under the transfer agency agreement, Boston Financial is compensated on a per-account and, for certain transactions, a per-transaction basis. The Trust has entered into a Shareholder Administrative Services Agreement with Alger Shareholder Services, Inc. (an affiliate of Alger Inc. and the Trust’s transfer agent prior to November 22, 2004) to compensate Alger Shareholder Services Inc. on a per account basis for its liaison and administrative oversight of Boston Financial and related services. During the fiscal year ended October 31, 2008, the Funds paid to Alger Management under the Shareholder Administrative Services Agreement $7,468 in respect of Capital Appreciation Fund, $378 in respect of LargeCap Growth Fund, $8,436 in respect of MidCap Growth Fund, and $136,724 in respect of SmallCap Growth Fund.

CERTAIN SHAREHOLDERS

The following table contains information regarding persons who own of record five percent or more of any class of the shares of any Fund. All holdings are expressed as a percentage of a class of the Fund’s outstanding shares as of February 1, 2008. Unless otherwise indicated, the Fund has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. Directors and officers of the Trust as a group own directly less than 1% of each class of each Fund.

Name and Address of Shareholders	Capital Appreciation Fund	LargeCap Growth Fund		MidCap Growth Fund	SmallCap Growth Fund
CLASS I SHARES
Bank of New York As TTEE New York State Deferred Compensation Plan One Wall Street 12th Floor New York, NY 10286-0001	—	—		9.17%	—
Charles Schwab & Co., Inc. Special Custody Account ATTN: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	8.58%	43.59	%*	—	—
Citigroup Global Markets Inc. 333 West 34th Street - 3rd Floor New York, NY 10001-2402	—	—		—	15.07%
MLPF&S for the Sole Benefit of Its Customers ATTN: Fund Administration 97RM2 4800 Deer Lake Drive, East Jacksonville, FL 32246	6.41%	25.07	%*	18.27%	—
NFS LLC FEBO FIIOC As Agent for Qualified Employee Benefit Plans (401K) FINOPS-IC Funds 100 Magellan Way Covington, KY 41015	23.82%	—		20.35%	6.82%
NFS LLC FEBO The Northern Trust Company PO Box 92956 Chicago, IL 60675-0001	6.02%	—		—	—
Prudential Investment Management SR FBO: Mutual Fund Clients ATTN: Prochoice Unit Mail Stop NJ 05-11-20 100 Mulberry St. Newark, NJ 07102-4056	—	—		—	7.09%
State Street Bank & Trust Co. TRUSTEE ADP/Morgan Stanley Alliance 105 Rosement Avenue Westwood, MA 02090	8.13%	8.04%		—	—
Vanguard Fiduciary P.O. Box 2600, VM 613 Valley Forge, PA 19482	10.54%	—		—	—
Orchard Trust Company Trustee Employee Benefits Clients 8515 East Orchard Road #2T2 Greenwood Village, CO 80111-5002	—	—		6.48%	—
CLASS R SHARES
WTRISC Trustee For Benefit of Range Resources Corp DCP PO Box 52129 Phoenix, AZ 85072-2129	—	—		—	5.44%
ING Enhanced K-Choice Trustee; Reliance Trust Company 400 Atrium Dr. Somerset, NJ 08873-4162	14.01%	—		—	14.45%

*  A shareholder who owns more than 25% of the voting securities of the Fund is deemed to “control” the Fund under the Act, and may heavily influence a shareholder vote.

Name and Address of Shareholders	Capital Appreciation Fund		LargeCap Growth Fund		MidCap Growth Fund		SmallCap Growth Fund
MLPF&S for the Sole Benefit of Its Customers ATTN: Fund Administration 4800 Deer Lake Drive, East Jacksonville, FL 32246	20.59%		88.52	%*	48.66	%*	15.25%
Hartford Life Ins. Co. Separate Account ATTN. UIT Operations PO Box 2999. Hartford, CT 06104	32.29	%*	—		29.67	%*	20.15%
MG Trust Company Cust. FBO Skyline Windows, LLC 401(K) Plan 700 17th St., Ste. 300 Denver, CO 80202-3531	—		6.73%		—		—

*  A shareholder who owns more than 25% of the voting securities of the Fund is deemed to “control” the Fund under the Act, and may heavily influence a shareholder vote.

ORGANIZATION

The Trust has been organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated July 14, 1993 (the “Trust Agreement”). The Trust offers shares of beneficial interest of separate series, par value $.001 per share. An unlimited number of shares of four series, representing the shares of the Funds, have been authorized. The word “Alger” in the Trust’s name has been adopted pursuant to a provision contained in the Agreement and Declaration of Trust. Under that provision, Associates may terminate the Trust’s license to use the word “Alger” in its name when Alger Management ceases to act as the Fund’s investment manager.

On February 28, 2002, the Trust changed its name from The Alger Retirement Fund to The Alger Institutional Funds. In connection with this change of name, the names of the portfolios of the Trust were also changed as follows:

Former Name	New Name
Alger Capital Appreciation Retirement Portfolio	Alger Capital Appreciation Institutional Portfolio

Alger Growth Retirement Portfolio	Alger LargeCap Growth Institutional Portfolio

Alger MidCap Growth Retirement Portfolio	Alger MidCap Growth Institutional Portfolio

Alger SmallCap Retirement Portfolio	Alger SmallCap Institutional Portfolio

On January 27, 2003, Class R shares were added to all of the Trust’s portfolios. The previously existing shares were designated Class I shares on that date. Shares of each portfolio are thus divided into two classes, Class I and Class R. The classes differ in that (a) each class has a different class designation; (b) only the Class R shares are subject to a distribution fee under a plan adopted pursuant to rule 12b-1 under the Act; and (c) to the extent that one class alone is affected by a matter submitted to a shareholder vote, then only that class has voting power on the matter. Neither class of shares has a conversion feature. On February 24, 2004, the names of the Trust and its portfolios were changed to their current names.

Each Fund is classified as a “diversified” investment company under the Act. Accordingly, each Fund is required, with respect to 75% of its assets, to limit its investment in one issuer (other than the U.S. government) to no more than 5% of the investment company’s total assets. Each Fund intends to continue to qualify as a “regulated investment company” under the Internal Revenue Code; one of the requirements for such qualification is a quarterly diversification test, applicable to 50% (rather than 75%) of the Fund’s assets, similar to the requirement stated above.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares have equal voting rights, which cannot be adversely modified other than by majority vote. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants, and by class within a Fund on matters in which the interests of one class differ from those of another. In the interest of economy and convenience, certificates representing shares of a Fund are physically issued only upon specific written request of a shareholder.

Although, as a Massachusetts business trust, the Trust is not required by law to hold annual shareholder meetings, it may hold meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a trustee or to take other action described in the Trust Agreement.

Meetings of shareholders normally will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Under the Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting on the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10 percent of the Trust’s outstanding shares.

When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Fund is required on any matter affecting the Fund on which shareholders are entitled to vote, such as approval of a Fund’s agreement with Alger Management. Shareholders of one Fund are not entitled to vote on a matter that does not affect that Fund but that does require a separate vote of the other Funds. There normally will be no annual meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Any Trustee may be removed from office on the vote of shareholders holding at least two-thirds of the Trust’s outstanding shares at a meeting called for that purpose.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Trust has delegated authority to vote all proxies related to the Funds’ portfolio securities to Alger Management, the Funds’ investment manager. Alger Management, an investment adviser registered under the Investment Advisers Act of 1940, as amended, maintains discretionary authority over client accounts, including the Funds, and is responsible for voting proxies of all foreign and domestic securities held in the Funds. Management views the responsibility its clients have entrusted to it seriously and has adopted and implemented written policies and procedures designed to ensure that proxies are voted in the best interests of its clients.

Alger Management delegates its proxy voting authority for all foreign and domestic securities held in the Funds to RiskMetrics Group (“RMG”), a leading proxy voting service provider and registered investment adviser. RMG votes proxies strictly in accordance with pre-determined proxy voting guidelines in order to minimize conflicts of interest. The pre-determined proxy voting guidelines, which are summarized below, address matters such as operations, board of directors, proxy contests, anti-takeover defenses, mergers and corporate restructuring, state of incorporation, capital structure, executive and director compensation, social and environmental issues and mutual fund proxies. RMG will recuse itself from voting proxies should it have a material conflict of interest with the company whose proxies are at issue. Alger Management monitors RMG’s proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of the applicable Fund.

Alger Management maintains records of its proxy voting policies and procedures. Alger Management or RMG on Management’s behalf, maintains proxy statements received regarding securities held by the Funds; records of votes cast on behalf of each Fund; records of requests for proxy voting information; and any documents prepared that were material to making a voting decision.

No later than August 31st each year, the Funds’ proxy voting record for the most recent 12 months ended June 30th will be available upon request by calling (800) 992-3863 and/on the Funds’ website and on the Securities and Exchange Commission’s website at http://www.sec.gov.

The following is a summary of the pre-determined voting guidelines used by Alger Management or ISS, on Alger Management’s behalf, to vote proxies of securities held by the Funds.

Operational Issues

Vote FOR proposals to ratify auditors, unless an auditor has a financial interest in the company, fees for non-audit services are excessive or there is reason to believe that the auditor’s opinion is inaccurate.

Board of Directors

Votes on director nominees in uncontested elections are made on a CASE-BY-CASE basis, examining such factors as the independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity.

Proxy Contests

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis considering such factors as the management’s track record, qualifications of director nominees and an evaluation of what each side is offering shareholders.

Anti-Takeover Defenses

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Mergers and Corporate Restructurings

Vote on a CASE-BY-CASE basis on mergers and corporate restructurings based on factors such as financial issues and terms of the offer.

State of Incorporation

Proposals for changing a company’s state of incorporation are evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating.

Capital Structure

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights; Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed.

Executive and Director Compensation

Votes are determined on a CASE-BY-CASE basis analyzing the estimated dollar cost for the proposed plan.

Social and Environmental Issues

Votes are determined on a CASE-BY-CASE basis, with a focus on how the proposal will enhance the economic value of the company.

Mutual Fund Proxies

Votes to elect directors are determined on a CASE-BY-CASE basis, considering factors such as board structure and director independence and qualifications.

IN GENERAL

Current performance information for the Funds may be obtained by calling the Funds at (800) 992-3863. Quoted performance may not be indicative of future performance. The performance will depend upon factors such as its expenses and the types and maturities of securities held by the Fund.

From time to time, advertisements or reports to shareholders may compare the yield or performance of a Fund with that of other mutual funds with a similar investment objective. The performance of the Fund, for example, might be compared with rankings prepared by Lipper Analytical Services Inc., which is a widely-recognized, independent service that monitors the performance of mutual funds, as well as with various unmanaged indices, such as the S&P 500 Index, the Russell 2500 Growth Index, the Russell 2000 Growth Index, the S&P Small-Cap 600 Index, the S&P MidCap 400 Index, the ML Technology 100 Index or the Barclays Capital U.S. Government/Credit Bond Index. In addition, evaluations of the Fund published by nationally recognized ranking services or articles regarding performance, rankings and other Fund characteristics may appear in national publications including, but not limited to, Barron’s, Business Week, Forbes, Institutional Investor, Investor’s Business Daily, Kiplinger’s Personal Finance, Money, Morningstar, The New York Times, USA Today and The Wall Street Journal and may be included in advertisements or communications to shareholders. Any given performance comparison should not be considered as representative of the Fund’s performance for any future period.

In addition to material we routinely provide to shareholders, we may, upon request, make additional statistical information available regarding the Funds. Such information will include, among other things, relative weightings and characteristics of Fund portfolios versus their respective index and security specific impact on overall portfolio performance. Please contact the Funds at (800) 992-3362 to obtain such information.

FINANCIAL STATEMENTS

The Trust’s financial statements for the year ended October 31, 2008, are contained in the Annual Report to Shareholders for that period, and are hereby incorporated by reference. A copy of the Annual Report to Shareholders may be obtained by telephoning the Trust at (800) 992-3362.

Investment Manager:
Fred Alger Management, Inc.
111 Fifth Avenue
New York, New York 10003

Distributor:
Fred Alger & Company, Incorporated
111 Fifth Avenue
New York, New York 10003

Transfer Agent:
State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
ATTN: The Alger Institutional Funds
P.O. Box 8480

Boston, Massachusetts 02266-8480

Custodian Bank:

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachusetts 02109

Independent Registered Public Accounting Firm:

Deloitte & Touche LLP
Two World Financial Center

New York, New York 10281

Counsel:
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038

The Alger Institutional Funds

Statement of Additional Information	March 1, 2009, As Revised August 17, 2009